UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2015

SALON MEDIA GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26395	94-3228750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Market Street San Francisco, CA 94102 (Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 275-3911 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 3, 2015, Salon Media Group, Inc. (the “Company”) issued a press release regarding the Company’s recognition of the Writers Guild of America, East, Inc. as the collective bargaining representative of approximately 25 of its editorial employees. A copy of the press release, dated August 3, 2015 is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release of Salon Media Group, Inc. dated August 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALON MEDIA GROUP, INC.

By:	/s/ Elizabeth Hambrecht
Name:	Elizabeth Hambrecht
Title:	Chief Financial Officer

Dated: August 3, 2015

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of Salon Media Group, Inc. dated August 3, 2015